                              SUBJECT TO REVISION

                   SERIES TERM SHEET DATED NOVEMBER 15, 2002

                                  [FLEET LOGO]

                       FLEET CREDIT CARD MASTER TRUST II
                                     ISSUER

                        FLEET CREDIT CARD FUNDING TRUST
                                   TRANSFEROR

                     FLEET BANK (RI), NATIONAL ASSOCIATION
                                    SERVICER

     $637,500,000 CLASS A       % ASSET-BACKED CERTIFICATES, SERIES 2002-C
   $45,000,000 CLASS B FLOATING RATE ASSET-BACKED CERTIFICATES, SERIES 2002-C

     THE CLASS A      % ASSET-BACKED CERTIFICATES, SERIES 2002-C AND THE CLASS B
FLOATING RATE ASSET-BACKED CERTIFICATES, SERIES 2002-C REPRESENT INTERESTS IN THE FLEET CREDIT CARD MASTER TRUST II ONLY AND DO NOT AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF FLEET BANK (RI), NATIONAL ASSOCIATION, FLEET CREDIT CARD FUNDING TRUST OR ANY OF THEIR AFFILIATES.

     A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION PROVIDED IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND PROSPECTUS.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SERIES TERM SHEET, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Underwriters of the Class A Certificates
LEHMAN BROTHERS
          CREDIT SUISSE FIRST BOSTON
                     FLEET SECURITIES, INC.
                               JPMORGAN
                                         MERRILL LYNCH & CO.
                                                      SALOMON SMITH BARNEY

                    Underwriters of the Class B Certificates

LEHMAN BROTHERS                                       CREDIT SUISSE FIRST BOSTON

                                SUMMARY OF TERMS

This series term sheet will be superseded in its entirety by the information provided in the final prospectus supplement, the prospectus and the Series 2002-C Supplement. The certificates will be issued under the Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated as of January 1, 2002 (and as further amended from time to time, the "Master Pooling and Servicing Agreement") among the bank, as servicer, Fleet Credit Card Funding Trust, as transferor and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the Series 2002-C Supplement. The Master Pooling and Servicing Agreement, together with the series supplement, is the "Pooling and Servicing Agreement."

THE TRUST

Fleet Credit Card Master Trust II will issue the certificates.

The trust has issued numerous series of certificates, will issue the Series 2002-C certificates and expects to issue additional series. The certificates of each series represent an ownership interest in the assets of the trust.

THE TRUSTEE

The trustee is Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company).

THE BANK

Fleet Bank (RI), National Association is the owner of the revolving credit card accounts. The bank sells the receivables in the accounts to Fleet Credit Card Funding Trust.

The bank is a special purpose credit card bank. Its principal offices are located at 111 Westminster Street, Providence, Rhode Island 02903. The telephone number is (401) 278-5451.

TRANSFEROR

As transferor, Fleet Credit Card Funding Trust purchases the receivables from the bank and transfers the receivables to the trust.

SERVICER

The bank is the servicer. As the servicer, the bank collects payments on the receivables and allocates the collections among the interests in the trust.

THE RECEIVABLES

The primary assets of the trust are receivables in VISA(R) and MasterCard(R)(1) revolving credit card accounts. The receivables consist of principal receivables and finance charge receivables.

OFFERED SECURITIES

The trust is offering $637,500,000 of the Class A certificates and $45,000,000 of the Class B certificates as part of Series 2002-C. The certificates represent an interest in the assets of the trust.

The Class B Certificates are subordinated to the Class A Certificates.

  DISTRIBUTION DATES

The first distribution date will be January 15, 2003.

Distribution dates for the Series 2002-C certificates will be the 15th day of each month if the 15th day is a business day. If the 15th is not a business day, the distribution date will be the following business day.

  INTEREST

Interest on the Series 2002-C certificates will be paid on each distribution date.

Class A

The Class A certificates will bear interest at an annual rate equal to      %.

Class B

The Class B certificates will bear interest at LIBOR as determined each month
plus      % per annum.

  PRINCIPAL

The transferor expects that principal on the Series 2002-C certificates will be distributed on the October 2005 distribution date; however, principal may, in fact, be distributed earlier or later.
---------------
(1) VISA(R) and MasterCard(R) are federally registered servicemarks of VISA U.S.A., Inc. and MasterCard International Inc., respectively.

If certain adverse events known as pay out events occur, principal may be distributed earlier than expected.

If collections of the credit card receivables are less than expected or are collected more slowly than expected, then principal repayment may be delayed.

Class A

The transferor expects that principal of the Class A certificates will be distributed on the October 2005 distribution date.

Class B

The transferor expects that principal of the Class B certificates will be distributed on the October 2005 distribution date; however, no principal will be paid on the Class B certificates unless the Class A certificates are paid in full or a sufficient amount has been accumulated to pay the Class A certificates in full.

Accumulation Period

The accumulation period for the certificates is scheduled to begin on January 1, 2005. The servicer may, however, elect to delay the beginning of the accumulation period to a date not later than September 1, 2005.

Legal Final Maturity

If the Series 2002-C certificates are not paid on their expected final distribution dates, collections of receivables will continue to be used to pay principal on the Series 2002-C certificates until the certificates are paid or until April 15, 2008, whichever occurs first. April 15, 2008 is the legal final maturity date for Series 2002-C.

THE COLLATERAL INTEREST

At the same time as the Series 2002-C certificates are issued, the trust will issue an undivided interest in the trust called a collateral interest in the amount of $67,500,000 as part of Series 2002-C. The holder of the collateral interest will have voting and certain other rights as if the collateral interest were a subordinated class of certificates.

CREDIT ENHANCEMENT

  SUBORDINATION OF CLASSES

The collateral interest and the Class B certificates are subordinated to the Class A certificates.

The collateral interest is also subordinated to the Class B certificates.

THE TRANSFERORS' INTEREST

The interest in the trust not represented by Series 2002-C or by any other series is the transferors' interest. The transferors' interest is held by Fleet Credit Card Funding Trust. Fleet Credit Card Funding Trust may sell a portion of the transferors' interest to other investors.

The transferors' interest does not provide credit enhancement for Series 2002-C or any other series.

ALLOCATIONS

  AMONG SERIES

Each month the bank, as servicer, will allocate collections received among:

- Series 2002-C;

- other outstanding series; and

- the transferors' interest in the trust.

The amount allocated to Series 2002-C will be determined based upon the ratio of the invested amount of Series 2002-C to the total amount of principal receivables in the trust and any balance in the trust's excess funding account.

You are entitled to receive payments of interest and principal only from collections and other trust assets allocated to your series.

The invested amount is the primary basis for allocations to Series 2002-C. The invested amount is the sum of the Class A invested amount, the Class B invested amount and the collateral invested amount.

At the time of issuance of the Series 2002-C certificates, the invested amount for Series 2002-C will be $750,000,000.

  AMONG CLASSES

From the amounts allocated to your series, the servicer will further allocate among the Class A certificates, the Class B certificates and the collateral interest on the basis of the invested amount of each class and the invested amount of the collateral interest.

TAX STATUS

Subject to important considerations described in the prospectus, Orrick, Herrington & Sutcliffe LLP, as special tax counsel to the bank and the transferor, is of the opinion that under existing law the Series 2002-C Class A certificates and the Series 2002-C Class B certificates will be characterized as debt for federal income tax purposes. By your acceptance of a Series 2002-C certificate, you will agree to treat your certificates as debt for federal, state and local income and franchise tax purposes.

OPTIONAL REPURCHASE

On any date occurring on or after the date that the Series 2002-C investor amount is reduced to 5% or less of the initial Series 2002-C invested amount, the transferor will have the option to repurchase the Series 2002-C certificates. Any optional repurchase may result in an early repayment of your investment without any prepayment penalty.

ERISA CONSIDERATIONS

Subject to important considerations described in the prospectus supplement and in the prospectus, the Class A certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

For reasons discussed in the prospectus supplement and the prospectus, the Class B certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts other than an insurance company investing assets of its general account.

CERTIFICATE RATINGS

The Class A certificates will be rated in the highest rating category by at least one nationally recognized rating organization and the Class B certificates will be rated in one of the three highest rating categories by at least one nationally recognized rating organization.

EXCHANGE LISTING

Fleet Credit Card Master Trust II will apply to list the Class A certificates and the Class B certificates on the Luxembourg Stock Exchange. There is no guarantee that the application for the listing will be accepted. You should consult with Deutsche Bank Luxembourg S.A., the Luxembourg listing agent for the certificates, 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg, phone number (352) 46 02 41, to determine whether or not the Series 2002-C certificates are listed on the Luxembourg Stock Exchange.

                                  THE BANK AND
                       THE BANK'S CREDIT CARD ACTIVITIES

GENERAL

     Fleet Bank (RI), National Association (the "bank") owns a portfolio of credit card accounts consisting of accounts originated by the bank or acquired from other entities. The portfolio of credit card accounts owned by the bank, as it exists from time to time, including additional accounts originated or acquired in the future, is the "Fleet Credit Card Portfolio." The accounts which have been designated to the trust are included in the Fleet Credit Card Portfolio, however, the Fleet Credit Card Portfolio also includes other accounts which have not been designated to the trust.

     The initial accounts were designated to the trust in 1993 by a predecessor transferor to the trust. Since the initial designation, additional accounts have been designated for inclusion in the trust from time to time.

     The bank is a member of VISA U.S.A., Inc. and MasterCard International Inc.

FINANCE CHARGES

     Some accounts have floating rate finance charges set at a rate above the London interbank offered rate or at a rate above the prime rate. Other accounts have finance charges set at rates established from time to time by the bank.

DELINQUENCY AND LOSS EXPERIENCE

     The following tables show the delinquency and loss experience for the Fleet Credit Card Portfolio.

     The accounts which have been designated to the trust and the receivables in such accounts as of any date of determination constitute the trust portfolio.

     The trust portfolio is only a portion of the Fleet Credit Card Portfolio; therefore, actual delinquency and loss experience for the receivables in the trust may be different from that shown in the following tables which include information for the entire Fleet Credit Card Portfolio.

     There can be no assurance that the delinquency and loss experience for the receivables in the trust will be similar to the historical experience shown in the following tables.

                             DELINQUENCY EXPERIENCE
                          FLEET CREDIT CARD PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                           AS OF                      AS OF DECEMBER 31,
                                       SEPTEMBER 30,       -----------------------------------------
                                           2002               2001           2000           1999
                                    -------------------    -----------    -----------    -----------
Receivables Outstanding(1)(2).....      $15,629,064        $15,414,076    $14,685,814    $14,278,212
Receivables Contractually
  Delinquent as a Percentage of
  Receivables Outstanding(1):
  30-59 days......................            1.24%              1.25%          1.52%          1.44%
  60-89 days......................            0.91%              0.96%          1.13%          1.09%
  90 or more days.................            1.71%              1.86%          2.40%          2.35%
                                        -----------        -----------    -----------    -----------
          Total...................            3.86%              4.07%          5.05%          4.88%
                                        ===========        ===========    ===========    ===========

------------
(1) Receivables Outstanding and Receivables Contractually Delinquent as a Percentage of Receivables Outstanding related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

(2) Receivables Outstanding consists of all amounts due from cardholders as posted to the accounts.

                                LOSS EXPERIENCE
                          FLEET CREDIT CARD PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                NINE MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                  SEPTEMBER 30,        -------------------------------------------
                                      2002                2001            2000            1999
                                -----------------      -----------     -----------     -----------
Average Receivables
  Outstanding(1)(2)...........     $14,981,118         $14,415,785     $14,199,216     $13,065,414
Gross Losses(1)(3)............     $   665,519         $   927,801     $   863,922     $   967,611
Recoveries(1).................     $    46,670         $    74,586     $    74,400     $    75,883
Net Losses....................     $   618,849         $   853,215     $   789,522     $   891,728
Net Losses as a Percentage of
  Average Receivables
  Outstanding.................        5.51%(4)               5.92%           5.56%           6.83%

---------------
(1) Average Receivables Outstanding, Gross Losses and Recoveries related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

(2) Average Receivables Outstanding is the sum of receivables outstanding at the beginning and end of each month during the period indicated, divided by twice the number of months in the period indicated.

(3) Gross Losses are presented net of adjustments made pursuant to the bank's normal servicing procedures and do not include accrued finance charges and fees on accounts charged-off.

(4) Annualized.

PAYMENT RATES

     The following table shows the highest and lowest cardholder monthly payment rates and the average cardholder monthly payment rates for the Fleet Credit Card Portfolio. The rates are calculated as a percentage of the total opening monthly account balances during the periods shown. Payments shown in the table include amounts which would be deemed payments of principal receivables and finance charge receivables on the accounts.

                             MONTHLY PAYMENT RATES
                         FLEET CREDIT CARD PORTFOLIO(1)

                                                         NINE MONTHS
                                                            ENDED        YEAR ENDED DECEMBER 31,
                                                        SEPTEMBER 30,    -----------------------
                                                            2002         2001     2000     1999
                                                        -------------    -----    -----    -----
Lowest................................................      12.17%       11.17%   11.12%   11.20%
Highest...............................................      14.79%       13.40%   12.93%   13.64%
Monthly Average.......................................      13.46%       12.59%   12.07%   12.06%

------------
(1) Payments related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

RECEIVABLE YIELD CONSIDERATIONS

     The following table provides yield information for the nine months ended September 30, 2002 and each of the years ended December 31, 2001, 2000 and 1999.

     The historical yield figures in the table are calculated on an accrual basis. Collections on the receivables in the trust will be on a cash basis and may not reflect the historical yield experience in the table. For example, during periods of increasing delinquencies, accrual yields may exceed cash yields as amounts collected on credit card receivables lag behind amounts accrued and billed to cardholders. Conversely, as delinquencies decrease, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods. Yield on both an accrual and a cash basis will be affected by numerous factors, including the finance charges on the receivables in the trust, the amount of the annual cardholder fees and other fees and charges, changes in the delinquency rate on the receivables in the trust, the percentage of cardholders who pay their balances in full each month and do not incur finance charges and any restrictions which may be imposed by future legislation or regulations.

     There can be no assurance that the revenue from finance charges and fees for the receivables in the trust will be similar to the historical experience set forth below.

                     REVENUE FROM FINANCE CHARGES AND FEES
                          FLEET CREDIT CARD PORTFOLIO

                                                        NINE MONTHS
                                                           ENDED        YEAR ENDED DECEMBER 31,
                                                       SEPTEMBER 30,   --------------------------
                                                           2002         2001      2000      1999
                                                       -------------   ------    ------    ------
Average Monthly Accrued Finance Charges and
  Fees(1)(2).........................................     $38.62       $41.54    $44.17    $42.44
Average Account Balance(1)(3)........................     $3,065       $2,974    $2,882    $2,699
Yield From Finance Charges and Fees
  (Annualized)(2)....................................      15.12%       16.76%    18.39%    18.87%

------------
(1) Finance charges, fees and account balances related to the credit card portfolio acquired by Fleet as a result of the merger of Fleet Financial Group, Inc. and BankBoston Corporation are included as of March 31, 2000.

(2) Finance charges and fees are comprised of periodic finance charges, fees and revenue attributed to interchange. Average Monthly Accrued Finance Charges and Fees and Yield From Finance Charges and Fees are presented net of adjustments made pursuant to normal servicing procedures, including the removal of incorrect or disputed finance charges and fees and the reversal of finance charges and fees on charged-off accounts.

(3) Average Account Balance includes net purchases, cash advances, balance transfers, and billed and unpaid finance charges and fees, and is calculated on the average of the monthly account balances for accounts with balances during the periods presented.

     The yields shown in the above tables are comprised of three components: finance charges, fees and revenue attributed to interchange. The yield related to fees varies with the type and volume of activity in, and the balance of, each account.

     The decrease in the Yield From Finance Charges and Fees shown in the above table for the year ended December 31, 2001 and for the nine months ended September 30, 2002 compared to the year ended December 31, 2000 reflects a general decrease in interest rates. In addition, the decrease for the nine month period ended September 30, 2002 is, in part, due to the origination of a substantial volume of new accounts in the fourth quarter of 2001 and the first nine months of 2002. Many of the new accounts are still in their introductory period with low initial yields.

                          TRUST PORTFOLIO INFORMATION

     The receivables in the initial accounts designated to the trust were conveyed to the trust on December 3, 1993. Since that date, accounts have been added to the trust from time to time.

     As of the date of this series term sheet, the accounts from which the receivables in the trust arise are the existing VISA and MasterCard accounts. However, any new accounts designated to the trust are not required to be VISA or MasterCard accounts.

     The receivables in the trust including receivables in the additional accounts, which have been or are expected to be designated to the trust during the period from October 31, 2002 through the date of issuance of the Series 2002-C certificates totaled $12,312,218,694 in 7,226,938 accounts as of October 31, 2002. The accounts had an average credit limit of $8,704. The percentage of the aggregate total receivables balance to the aggregate total credit limit was 19.6%. The average age of the accounts was approximately 51.7 months.

     The receivables balance in the trust as of October 31, 2002, totaled (not including receivables to be added to the trust thereafter) $11,450,423,160. The receivables balance in the trust as of November 14, 2002 totaled $11,375,212,545. As of November 14, 2002, the balance of receivables in the trust which were 30 days or more contractually delinquent was $492,249,851.

     The following tables summarize the trust portfolio by various criteria as of the close of business on October 31, 2002, including receivables in the additional accounts the receivables of which have been or are expected to be conveyed to the trust during the period from October 31, 2002 through the date of issuance of the Series 2002-C certificates. Because the future composition of the trust portfolio may change over time, these tables are not necessarily indicative of future results.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
ACCOUNT BALANCE RANGE                      ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
---------------------                      ---------    ----------    ---------------    -----------
Credit Balance...........................    105,871        1.5%      $   (11,289,634)       (0.1)%
$0.00....................................  3,341,231       46.2                     0         0.0
$0.01 to $1,000.00.......................  1,291,935       17.9           440,999,192         3.6
$1,000.01 to 2,500.00....................    717,396        9.9         1,220,188,254         9.9
$2,500.01 to 5,000.00....................    836,215       11.6         3,073,449,767        25.0
$5,000.01 to 7,500.00....................    476,449        6.6         2,922,574,961        23.7
Over $7,500.00...........................    457,841        6.3         4,666,296,154        37.9
                                           ---------      -----       ---------------       -----
          Total..........................  7,226,938      100.0%      $12,312,218,694       100.0%
                                           =========      =====       ===============       =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
CREDIT LIMIT                               ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
------------                               ---------    ----------    ---------------    -----------
$0.00 to $2,500.00.......................    583,083        8.1%      $   299,010,485         2.4%
$2,500.01 to 3,500.00....................    294,156        4.1           351,317,293         2.9
$3,500.01 to 5,000.00....................    805,324       11.1         1,050,625,130         8.6
$5,000.01 to 7,500.00....................  1,273,142       17.6         1,944,412,492        15.8
$7,500.01 to 10,000.00...................  1,644,445       22.7         2,491,435,322        20.2
$10,000.01 to 12,500.00..................  1,249,465       17.3         2,244,152,953        18.2
Over $12,500.00..........................  1,377,323       19.1         3,931,265,019        31.9
                                           ---------      -----       ---------------       -----
          Total..........................  7,226,938      100.0%      $12,312,218,694       100.0%
                                           =========      =====       ===============       =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
PERIOD OF DELINQUENCY                      NUMBER OF    NUMBER OF                         OF TOTAL
(DAYS CONTRACTUALLY DELINQUENT)            ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
-------------------------------            ---------    ----------    ---------------    -----------
Not Delinquent...........................  7,045,401       97.5%      $11,446,806,234        93.0%
1 to 29 days.............................     93,405        1.3           389,023,878         3.1
30 to 59 days............................     28,554        0.4           144,123,037         1.2
60 to 89 days............................     20,979        0.3           115,064,424         0.9
90 to 119 days...........................     15,674        0.2            86,429,104         0.7
120 to 149 days..........................     12,196        0.2            68,631,070         0.6
150 or more days.........................     10,729        0.1            62,140,947         0.5
                                           ---------      -----       ---------------       -----
          Total..........................  7,226,938      100.0%      $12,312,218,694       100.0%
                                           =========      =====       ===============       =====

                           COMPOSITION BY ACCOUNT AGE
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
ACCOUNT AGE                                ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
-----------                                ---------    ----------    ---------------    -----------
Not more than 6 Months...................    362,060        5.0%      $ 1,058,614,296         8.6%
Over 6 to 12 Months......................    800,809       11.1         1,771,907,144        14.4
Over 12 to 24 Months.....................  1,405,565       19.4         2,377,654,940        19.3
Over 24 to 36 Months.....................  1,073,583       14.9         1,735,175,380        14.1
Over 36 to 48 Months.....................    851,312       11.8         1,348,074,985        10.9
Over 48 to 60 Months.....................    835,663       11.5           920,878,917         7.5
Over 60 to 84 Months.....................    603,461        8.4           993,751,241         8.1
Over 84 Months...........................  1,294,485       17.9         2,106,161,791        17.1
                                           ---------      -----       ---------------       -----
          Total..........................  7,226,938      100.0%      $12,312,218,694       100.0%
                                           =========      =====       ===============       =====

                              COMPOSITION BY STATE
                                TRUST PORTFOLIO

                                                        PERCENTAGE
                                                         OF TOTAL                        PERCENTAGE
                                           NUMBER OF    NUMBER OF                         OF TOTAL
STATE                                      ACCOUNTS      ACCOUNTS       RECEIVABLES      RECEIVABLES
-----                                      ---------    ----------    ---------------    -----------
California...............................    816,766       11.3%      $ 1,278,264,852        10.4%
New York.................................    672,019        9.3         1,041,801,770         8.5
Texas....................................    432,205        6.0           818,174,989         6.7
Florida..................................    442,330        6.1           791,826,341         6.4
Massachusetts............................    394,967        5.5           596,886,129         4.8
Pennsylvania.............................    337,470        4.7           543,312,706         4.4
New Jersey...............................    354,099        4.9           522,527,307         4.2
Ohio.....................................    260,968        3.6           474,122,734         3.9
Illinois.................................    276,274        3.8           447,127,884         3.6
Michigan.................................    219,566        3.0           395,826,933         3.2
All Others(1)............................  3,020,274       41.8         5,402,347,049        43.9
                                           ---------      -----       ---------------       -----
          Total..........................  7,226,938      100.0%      $12,312,218,694       100.0%
                                           =========      =====       ===============       =====

---------------
(1) No state or other jurisdiction is this category represented more than 3% of the total number of accounts or more than 3% of the receivables.

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